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                                  EQUIFAX INC.
                          OMNIBUS STOCK INCENTIVE PLAN
                          ----------------------------



                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

       1.01. Agreement means a written agreement (including any amendment or
             ---------
supplement thereto) between the Company and a Participant specifying the terms and conditions of an award of Restricted Stock or an Option or SAR granted to such Participant.

       1.02. Board means the Board of Directors of the Company.
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       1.03. Code means the Internal Revenue Code of 1986, and any amendments
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thereto.
       1.04. Committee means a committee of the Board appointed to administer
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the Plan.
       1.05. Common Stock means the common stock of the Company.
             ------------
       1.06. Company means Equifax Inc.
             -------

       1.07. Corresponding SAR means an SAR that is granted in relation to a
             -----------------
particular option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the option to which the SAR relates.

       1.08. Date of Exercise means (i) with respect to an option, the date that
             ----------------
the Option price is received by the Company and (ii) with respect to an SAR, the date that the notice of exercise is received by the Company.

       1.09. Fair Market Value means, on any given date, the closing price of a
             -----------------
share of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if the Common Stock was not traded on the New York Stock Exchange

                             (Includes amendments approved at 4/94 Shareholders'
                                     Meeting, second amendment adopted July 1994
                                                and amendmemt adopted June 1995)
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on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select.

       1.10. Initial Value means, with respect to an SAR, the Fair Market Value
             -------------
of one share of Common Stock on the date of grant, as set forth in the
Agreement.
       1.11. Option means a stock option that entitles the holder to purchase
             ------
from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

       1.12. Participant means an officer or key employee of the Company or of a
             -----------
Subsidiary, including an officer or key employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Committee to receive a Restricted Stock award, an option, an SAR, or a combination thereof.

       1.13. Plan means the Equifax Inc.  Omnibus Stock Incentive Plan.
       1.14. Restricted Stock means shares of Common Stock
             ----------

awarded to a Participant under Article IX. Shares of Common Stock shall cease to be Restricted stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

       1.15. SAR means a stock appreciation right that entitles the holder to
             ---
receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the Date of Exercise over the Initial Value. References to "SARS" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

       1.16. Subsidiary means any "subsidiary" (within the meaning of Section
             ----------
425

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of the Code) of the Company.

                                   ARTICLE II

                                   PURPOSES
                                   --------

        The Plan is intended to assist the Company in recruiting and retaining officers and key employees with ability and initiative by enabling officers and key employees to participate in its future success and to associate their interests with those of tho Company and its shareholders. The Plan is intended to permit the award of shares of Restricted Stock, the grant of SARS, and the grant of both options qualifying under section 422A of the Code ("incentive stock options") and options not so qualifying. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                  ARTICLE III

                                ADMINISTRATION
                                --------------

        Except as provided in this Article III, the Plan shall be administered by the Committee. The Committee shall have authority to award Restricted Stock and to grant Options and SARs upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Restricted Stock. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised or the time at which Restricted

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Stock may become transferable or nonforfeitable, but only in the event of the death, retirement or disability of a Participant or a change in control of the Company. For purposes hereof, "retirement" means retirement from the Company or a Subsidiary on or after age 65, or, otherwise with the consent of the Company. A "change in control of the Company" shall be deemed to exist in the event any person, corporation, partnership or other entity, either alone or in conjunction with its "affiliates" as that term is defined in Rule 405 of the General Rules and Regulations under the Securities Act of 1933, as amended, or other group of persons, corporations, partnerships or other entities who are not affiliates, but who are acting in concert, are determined to own of record or beneficially more than fifty percent (50%) of the shares of outstanding stock of the Company. "Disability" means permanently and totally disabled as defined in Code
(S)22(e)(3). In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR or Restricted Stock award. All expenses of administering this Plan shall be borne by the Company.

       The Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee's authority and duties with respect to Participants who are not subject to the reporting and other provisions of
Section 16 of the Securities Exchange Act of 1934, as in effect from time to time. In the event of such delegation,

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and as to matters encompassed by the delegation, references in the Plan to the
Committee shall be interpreted as a reference to the Committee's delegate or delegates. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                   ARTICLE IV
                                  ELIGIBILITY
                                  -----------

       4.01. General.  Any employee of the Company or of any Subsidiary
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(including any corporation that becomes a Subsidiary after the adoption of this
Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person is an officer or key employee. Any such officer or key employee may be awarded shares of Restricted Stock or may be granted one or more Options, SARS, or options and SARS. Directors of the Company who are employees of the Company or a Subsidiary and who are determined to be officers or key employees are eligible to participate in this Plan. A person who is a member of the Committee may not be awarded shares of Restricted Stock and may not be granted options or SARs under this Plan.

       4.02. Grants.  The Committee will designate individuals to whom shares of
             ------
Restricted Stock are to be awarded and to whom Options and SARs are to be granted and will specify the number of shares of Common Stock subject to each award or grant. An option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. All shares of Restricted Stock awarded, and all options and SARs granted, under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may

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adopt.  No Participant may be granted incentive stock options or related SARs
(under all incentive stock option plans of the Company and its Subsidiaries) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an option is granted) exceeding $100,000. The preceding annual limitation shall not apply with respect to Options that are not incentive stock options. The aggregate number of options and SARs granted to any Participant during any calendar year shall not exceed 150,000 Options and/or SARS. For purposes of the preceding sentence, Options and any Corresponding SARs shall be treated as a single award.

                                   ARTICLE V

                           STOCK SUBJECT TO OPTIONS
                           ------------------------

        Upon the award of shares of Restricted Stock the Company may issue authorized but unissued Common Stock. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options and SARs and the award of Restricted Stock under this Plan is 4,000,000, subject to adjustment as provided in Article X. If an Option or SAR is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or SAR or portion thereof may be reallocated to other Options, SARS, and Restricted Stock awards to be granted under this Plan. Any shares of Restricted Stock that are forfeited may be reallocated to other Options, SARs or Restricted Stock awards to be granted under this Plan.

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                                  ARTICLE VI

                                 OPTION PRICE
                                 ------------

        The price per share for Common Stock purchased on the exercise of an option shall be determined by the Committee on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of any Option shall not be less than the Fair Market Value on the date the Option is granted.

                                  ARTICLE VII

                              EXERCISE OF OPTION
                              ------------------

        7.01. Maximum Option or SAR Period. The maximum period in which an
              ----------------------------
Option or SAR may be exercised shall be determined by the Committee on the date of grant except that no Option or SAR shall be exercisable after the expiration of 10 years from the date the Option or SAR was granted. The terms of any option or SAR may provide that it is exercisable for a period less than such maximum period.

       7.02. Nontransferability.  Any Option or SAR granted under this Plan
             ------------------
shall be nontransferable except by will or by the laws of descent and distribution. The preceding sentence to the contrary notwithstanding, if permitted by the Agreement, an Option or SAR granted under this Plan may be transferred to (1) members of the Participant's immediate family, (2) a trust established for the benefit of members of the Participant's immediate family, or
(3) a partnership comprised only of immediate family members. "Immediate family" shall include Participant's child(ren), spouse and grandchildren. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or person(s), trust or partnership. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant or transferee. Any option or SAR

                                      -7-
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transferred shall continue to be subject to the same terms and conditions that were applicable to such Option or SAR prior to such transfer.

       7.03. Employee Status.  For purposes of determining the applicability of
             ---------------
Section 422A of the Code (relating to incentive stock options), or in the event that the terms of any Option or SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

                                  ARTICLE VIII

                              METHOD OF EXERCISE
                              ------------------

      8.01. Exercise. An Option or SAR granted under this Plan shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles VII and XI, an option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the option price of the related option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the option or SAR could be exercised; provided, however, that an option or SAR must be exercised for no less than twenty-five shares of Common Stock or, if less, the number of shares of Common Stock that remain subject to the Option or SAR. A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan and

                                      -8-
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the applicable Agreement with respect to remaining shares subject to the Option or related to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of shares with respect to which the option or Corresponding SAR is exercised.

       8.02. Payment.  Unless otherwise provided by the Agreement, payment of
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the Option price shall be made in cash or a cash equivalent acceptable to the
Committee. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company; provided, however, that shares of Common Stock may be surrendered in payment of all or part of the option price only if the surrendered shares have been held by the Participant for at least six months prior to the Date of Exercise. If Common Stock is used to pay all or part of the option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the Date of Exercise) that is not less than such price or part thereof.

       8.03. Determination of Payment of Cash and/or Common Stock Upon Exercise
             ------------------------------------------------------------------
of SAR.  At the Committee's discretion, the amount payable as a result of the
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exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares shall be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

       8.04. Shareholder Rights.  No Participant shall have any rights as a
             ------------------
stockholder with respect to shares subject to his option or SAR until the Date of Exercise of such Option or SAR.

                                   ARTICLE IX

                               RESTRICTED STOCK
                               ----------------

       9.01. Award. In accordance with the provisions of Article IV,
             -----
the Committee

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will designate each individual to whom an award of Restricted Stock is to be made and will specify the number of shares of Common Stock covered by the award.

       9.02. Vesting.  The Committee, on the date of the award, shall prescribe
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that a Participant's rights in the Restricted Stock shall be non-transferable and forfeitable for a period of time no less than three (3) years from the date of grant. By way of example and not of limitation, shares shall vest no earlier than three (3) years after date of grant and may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Subsidiaries before the expiration of a stated term (not less than three years) or if the Company, the Company and its Subsidiaries or the Participant fail to achieve stated objectives.

       9.03. Shareholder Rights.  Prior to their forfeiture in accordance with
             ------------------
the terms of the Agreement and while the shares are Restricted Stock, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and
(iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock. The limitations set forth in the preceding sentence shall not apply after the shares cease to be Restricted Stock.

                                   ARTICLE X
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK
                     --------------------------------------

       The maximum number of shares as to which Restricted Stock may be awarded and as to which options and SARs may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Restricted Stock awards, options,

                                      -10-
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and SARs shall be adjusted, as the Committee shall determine to be equitably required in the event that the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 425 of the Code applies. Any determination made under this Article X by the Committee shall be final and conclusive.

       The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding awards of Restricted Stock, Options or SARS.

       The Committee may award shares of Restricted Stock, may grant Options, and may grant SARs in substitution for stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Subsidiary in connection with a transaction described in the first paragraph of this Article X. Notwithstanding any provision of the Plan (other than the limitation of Article V) , the terms of such substituted Restricted Stock awards and Option or SAR grants shall be as the Committee, in its discretion, determines is appropriate.

                                   ARTICLE XI

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
             -----------------------------------------------------

        No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of
                                      -11-
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all domestic stock exchanges on which the Company's shares may be listed. The
Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which shares of Restricted Stock are awarded or for which an option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE XII

                             GENERAL PROVISIONS
                             ------------------

        12.01.  Effect on Employment.  Neither the adoption of
                ---------------------
this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

       12.02.  Unfunded Plan.  The Plan, insofar as it provides for grants,
               -------------
shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

       12.03.  Rules of Construction.  Headings are given to the articles and
               ---------------------
sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                  ARTICLE XIII

                                   AMENDMENT
                                   ---------
        The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) the amendment changes the class of individuals eligible to become Participants, or (iii) the amendment extends the duration of the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Restricted Stock award or under any Option or SAR outstanding at the time such amendment is made.

                                  ARTICLE XIV

                               DURATION OF PLAN
                               ----------------

        No shares of Restricted Stock may be awarded and no Option or SAR may be granted under this Plan after January 31, 2000. Restricted Stock awards and Options and SARs granted before that date shall remain valid in accordance with their terms.

                                  ARTICLE XV
                            EFFECTIVE DATE OF PLAN
                            ----------------------

        Shares of Restricted Stock may be awarded and Options and SARs may be granted under this Plan upon its adoption by the Board, provided that no Restricted Stock award, Option or SAR will be effective unless this Plan is approved by shareholders holding a majority of the Company's outstanding voting stock, voting either in person or by proxy at a duly held shareholders' meeting within twelve months of such adoption.

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